UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 5, 2024 (February 5, 2024)

CATALENT, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36587	20-8737688
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

14 Schoolhouse Road, Somerset, New Jersey 08873

(Address of Registrant’s Principal Executive Offices) (Zip Code)

(732) 537-6200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	CTLT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry Into a Material Definitive Agreement.

Merger Agreement

On February 5, 2024, Catalent, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), with Creek Parent, Inc. (“Parent”), a Delaware corporation and a wholly owned subsidiary of Novo Holdings A/S (“Novo Holdings”), and Creek Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”). The Merger Agreement provides that, upon the terms and subject to the conditions set forth therein and in accordance with the General Corporation Law of the State of Delaware (the “DGCL”), Merger Sub will be merged with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent.

At the effective time of the Merger (the “Effective Time”), each share of common stock, par value $0.01 per share, of the Company (such shares, collectively, the “Company Common Stock,” and each, a “Share”) that is issued and outstanding immediately prior to the Effective Time (other than any Shares held by (i) the Company, Parent or Merger Sub or any other direct or indirect wholly owned subsidiary of the Company or Parent immediately prior to the Effective Time, or (ii) a holder who has not voted in favor of the adoption of the Merger Agreement and is entitled to demand and properly demands appraisal of such Shares under the DGCL), will be converted automatically into the right to receive an amount in cash equal to $63.50 per Share, without interest (the “Merger Consideration”).

Treatment of Equity Awards

At the Effective Time, each option to purchase Shares granted by the Company that is outstanding immediately prior to the Effective Time (each, a “Company Option”), will fully vest, be cancelled, and be converted into the right to receive a lump sum cash payment, without interest, equal to the product of (i) the excess, if any, of the Merger Consideration over the applicable exercise price per Share of Company Common Stock subject to such Company Option multiplied by (ii) the number of Shares subject to such Company Option.

Each time-based restricted stock unit with respect to Shares granted by the Company that is outstanding immediately prior to the Effective Time will fully vest, be cancelled, and be converted into the right to receive a lump sum cash payment, without interest, equal to the product of (i) the Merger Consideration multiplied by (ii) the number of Shares subject to such award, except for certain Company restricted stock units granted to employees of the Company and its subsidiaries following the date of the Merger Agreement which will be converted at the Effective Time into restricted cash awards equal to the product of (a) the Merger Consideration multiplied by (b) the number of Shares subject to such award and will otherwise remain subject to their terms, including vesting terms.

Each award of performance-based restricted stock units with respect to Shares granted by the Company that is outstanding immediately prior to the Effective Time will vest based on the greater of target level of performance or actual level of performance as of the Effective Time as determined by the Company and will be cancelled and converted into the right to receive a lump sum cash payment, without interest, equal to the product of (i) the Merger Consideration multiplied by (ii) the number of Shares subject to such award as determined pursuant to the Merger Agreement.

With respect to the Company’s 2019 Employee Stock Purchase Plan (the “ESPP”), (i) the final exercise date will be the earlier of the original exercise date of the ESPP offering in progress as of the date of the Merger Agreement and no later than the date that is four (4) business days prior to the Effective Time (the “Final Exercise Date”), (ii) each ESPP participant’s accumulated contributions under the ESPP will be used to purchase Shares in accordance with the terms of the ESPP as of the Final Exercise Date, (iii) the ESPP will terminate on the date immediately prior to the date on which the Effective Time occurs, (iv)(a) no new participant will be permitted to join the current offering period in progress under the ESPP and (b) no participant in the ESPP with respect to the current offering period will be permitted to increase his or her contributions with respect to the current offering period (including making any non-payroll contributions) and (v) the current offering period in progress as of the date of the Merger Agreement will be the final offering period under the ESPP. All Shares purchased on the Final Exercise Date will be cancelled at the Effective Time and converted into the right to receive the Merger Consideration as described above.

Closing Conditions

Consummation of the Merger is subject to customary closing conditions, including approval of the Merger by the Company’s stockholders. Further conditions include (i) receipt of certain governmental waivers, consents, clearances, decisions, declarations, approvals, and expirations of applicable waiting periods, including the expiration or early termination of the waiting period under the U.S. Hart-Scott-Rodino Antitrust Improvements Act of 1976, with respect to (A) the Merger and (B) the sale of three of the Company’s fill-finish sites (which are located in Anagni, Italy, Bloomington, Indiana USA, and Brussels, Belgium) and related assets from Novo Holdings to Novo Nordisk A/S (“Novo Nordisk”), of which Novo Holdings is the controlling shareholder (the “Carve-Out”), and (ii) the absence of any order, injunction or law prohibiting the Merger or the Carve-Out, in each case, without a Burdensome Condition (as defined in the Merger Agreement). Parent’s and Merger Sub’s obligations to close the Merger are also conditioned upon the absence of a Material Adverse Effect (as defined in the Merger Agreement) on the Company.

If the Merger has not closed by February 5, 2025 (as may be extended as described in the following sentence, the “End Date”), either the Company or Parent may terminate the Merger Agreement. However, if as of such End Date all conditions set forth in the Merger Agreement have been satisfied or waived (other than those conditions that (i) by their nature are to be satisfied by actions to be taken at the closing, or (ii) relate to receipt of required regulatory approvals or legal restraints in connection with required regulatory approvals or applicable antitrust laws), then the End Date will automatically be extended by three (3) months on each of four (4) occasions. In addition, if the condition relating to receipt of the Company’s stockholders’ approval has not been satisfied solely due to the Company’s inability to timely file the proxy statement in certain limited circumstances, then, subject to the satisfaction or waiver of all conditions other than the foregoing and those noted in the preceding sentence, the End Date will be extended by three (3) months on each of the first two (2) such occasions.

No Solicitation; Company Board Recommendation

Pursuant to the Merger Agreement, the Company has agreed to cease any direct or indirect solicitation, encouragement, discussion, or negotiation with any person that may be ongoing with respect to an alternative acquisition proposal, subject to exceptions that allow the Company under certain circumstances to provide information to and participate in discussions with third parties with respect to unsolicited alternative acquisition proposals. The board of directors of the Company (the “Board of Directors”) also has the ability to change its stockholder recommendation of the Merger in respect of an alternative acquisition proposal that constitutes a Superior Offer (as defined in the Merger Agreement) or in respect of certain changes in circumstances not known to, or reasonably foreseeable by, the Board of Directors prior to the signing of the Merger Agreement that subsequently become known to the Board of Directors prior to the Company stockholders’ meeting to approve the Merger Agreement. In addition, the Board of Directors may terminate the Merger Agreement in order to enter into a written definitive agreement in respect of an alternative acquisition proposal that constitutes a Superior Offer, subject to the Company paying a termination fee (as described below). In each such case, the Board of Directors must determine in good faith, after consultation with outside legal counsel, that the failure to change its recommendation and, as applicable, terminate the Merger Agreement, would be reasonably expected to be inconsistent with the directors’ fiduciary duties under applicable law.

Termination and Fees

The Merger Agreement may be terminated upon the mutual consent of the Company and Parent. In addition, either the Company or Parent may terminate the Merger Agreement in certain circumstances, including if (i) the Merger is not completed by the End Date, (ii) a governmental authority has issued a final nonappealable legal restraint prohibiting the Merger or the Carve-Out, (iii) the Company stockholders fail to adopt the Merger Agreement, or (iv) the other party is in material breach of the Merger Agreement in a manner that would result in a failure of the applicable closing condition (subject to the applicable cure period set forth in the Merger Agreement). Parent may also terminate the Merger Agreement if, prior to receipt of the Company’s stockholders’ approval of the Merger, the Board of Directors makes a change in its stockholder recommendation of the Merger, subject to the terms and conditions of the Merger Agreement. The Company may also terminate the Merger Agreement in order to enter into a definitive agreement in respect of an alternative acquisition proposal that the Board of Directors determines is a Superior Offer, provided that the Company pays the termination fee described below.

Upon termination of the Merger Agreement, (i) Parent, under specified circumstances and conditions set forth in the Merger Agreement, including termination by either Parent or the Company for failure to obtain required regulatory approvals by the End Date (including if such required regulatory approvals cannot be obtained without the imposition of a Burdensome Condition), or the issuance of a final nonappealable legal restraint prohibiting the Merger or the Carve-Out (if such legal restraint relates to required regulatory approvals or other applicable antitrust laws), Parent will be required to pay the Company a termination fee equal to $584,400,000, and (ii) the Company, under specified circumstances and conditions set forth in the Merger Agreement, including termination (a) by the Company in order to enter into an alternative acquisition agreement with respect to a Superior Offer or (b) by Parent upon a change in the Board of Directors’ stockholder recommendation of the Merger, will be required to pay Parent a termination fee equal to $344,800,000.

Financing

Novo Holdings has provided an equity commitment to Parent in the aggregate amount of $16,650,000,000 for the purpose of financing the transactions contemplated by the Merger Agreement. In addition, the Company is obligated to use commercially reasonable efforts to provide certain limited cooperation in connection with Parent’s efforts to obtain debt financing, if any, to fund a portion of the amount necessary to complete the Merger and pay related fees in connection with the Merger. The Merger is not subject to any financing contingency.

Other Terms of the Merger Agreement

The Merger Agreement contains various customary representations and warranties from each of the Company, Parent and Merger Sub. The Company has also agreed to various customary covenants, including (i) using commercially reasonable efforts to conduct its business in all material respects in the ordinary course and not engage in certain types of transactions during the period between the execution of the Merger Agreement and the closing of the Merger, subject to certain exceptions and (ii) to prepare a proxy statement relating to the approval of the Merger Agreement by the Company’s stockholders and to hold the Company’s stockholders’ meeting. The Company and Parent and their respective controlled affiliates have agreed to take all actions necessary, proper, or advisable (subject to certain limitations, including incurrence of a Burdensome Condition) to cause the conditions to the closing of the Merger to be satisfied as soon as reasonably practicable, including cooperating to obtain required regulatory approvals. Novo Nordisk and certain of its affiliates have also agreed to specified obligations (subject to certain limitations, including incurrence of a Burdensome Condition) with respect to regulatory filings and approvals. Additionally, the parties are entitled to seek specific performance under the Merger Agreement.

The Company has also agreed to use commercially reasonable efforts to cooperate with Novo Holdings and Novo Nordisk in connection with planning efforts for the Carve-Out such that the Carve-Out can be implemented as promptly as reasonably practicable following closing of the Merger. The consummation of the Carve-Out is not a condition to closing of the Merger.

The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to and qualified in its entirety by reference to the Merger Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The representations, warranties and covenants of the Company, Parent and Merger Sub contained in the Merger Agreement have been made solely for the benefit of the parties thereto and not any other person. In addition, such representations, warranties and covenants (i) have been made only for purposes of the Merger Agreement, (ii) have been qualified by (a) the exceptions and disclosures set forth in the disclosure schedules delivered in connection with the Merger Agreement and (b) matters specifically disclosed in all reports, schedules, forms, statements, and other documents (including exhibits and all other information incorporated therein) required to be filed or furnished with or to the Securities and Exchange Commission (“SEC”) by the Company and publicly available at least two (2) days prior to February 5, 2024, other than any cautionary or forward-looking information in the “Risk Factors” or “Forward-Looking Statements” sections of such documents, (iii) are subject to materiality qualifications contained in the Merger Agreement that may differ from what may be viewed as material by investors, (iv) were made only as of the date of the Merger Agreement or such other date as is specified in the Merger Agreement and (v) have been included in the Merger Agreement for the purpose of allocating risk between the contracting parties rather than establishing matters as fact. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any factual or other information regarding the Company, Parent, Merger Sub or their respective subsidiaries or affiliates or to modify or supplement any factual disclosures about the Company in its public reports filed with the SEC. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company, Parent, Merger Sub or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties and interim operating covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Voting and Support Agreement

As a condition and material inducement to the willingness of Parent and Merger Sub to enter into the Merger Agreement, on February 5, 2024, concurrently with the execution of the Merger Agreement, Parent entered into a voting and support agreement (the “Voting Agreement”) with Elliott Investment Management L.P. and certain of its affiliates (collectively, “Elliott”), pursuant to which, among other things, Elliott has agreed to vote any Company Common Stock owned by Elliott (as of the record date for the Company stockholder meeting) in favor of the Merger and the adoption of the Merger Agreement.

Item 8.01. Other Events.

On February 5, 2024, the Company and Novo Holdings issued a joint press release announcing the execution of the Merger Agreement. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

2.1	Agreement and Plan of Merger, dated as of February 5, 2024, by and among the Company, Parent and Merger Sub.

99.1	Press Release of the Company and Novo Holdings issued on February 5, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Use of Forward-Looking Statements

This Form 8-K, and any related oral statements, may include “forward-looking statements” within the meaning of, and subject to the safe harbor created by, the federal securities laws, including statements related to the proposed Merger, including financial estimates and statements as to the expected timing, completion and effects of the Merger. These forward-looking statements are based on the Company’s current expectations, estimates and projections regarding, among other things, the expected date of closing of the Merger and the potential benefits thereof, its business and industry, management’s beliefs and certain assumptions made by the Company, all of which are subject to change. Forward-looking statements often contain words such as “expect,” “anticipate,” “intend,” “aims,” “plan,” “believe,” “could,” “seek,” “see,” “will,” “may,” “would,” “might,” “considered,” “potential,” “estimate,” “continue,” “likely,” “expect,” “target,” “project,” or similar expressions or the negatives of these words or other comparable terminology that convey uncertainty of future events or outcomes. By their nature, forward-looking statements address matters that involve risks and uncertainties because they relate to events and depend upon future circumstances that may or may not occur, such as the consummation of the Merger and the anticipated benefits thereof. These and other forward-looking statements, as well as any related oral statements, are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: (i) the completion of the Merger on anticipated terms and timing, including obtaining required stockholder and regulatory approvals, and the satisfaction of other conditions to the completion of the Merger; (ii) potential litigation relating to the Merger that could be instituted by or against the Company, Novo Holdings or their respective affiliates, directors or officers, including the effects of any outcomes related thereto; (iii) the risk that disruptions from the Merger will harm the Company’s business, including current plans and operations; (iv) the ability of the Company to retain and hire key personnel; (v) potential adverse reactions or changes to business or governmental relationships resulting from the announcement or completion of the Merger; (vi) continued availability of capital and financing and rating agency actions; (vii) legislative, regulatory and economic developments affecting the Company’s business; (viii) general economic and market developments and conditions; (ix) certain restrictions during the pendency of the Merger that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; (x) unpredictability and severity of catastrophic events, including but not limited to acts of terrorism, pandemics, outbreaks of war or hostilities, as well as the Company’s response to any of the aforementioned factors; (xi) significant transaction costs associated with the Merger; (xii) the possibility that the Merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (xiii) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger, including in circumstances requiring the Company to pay a termination fee or other expenses; (xiv) competitive responses to the Merger; (xv) the Company’s management response to any of the aforementioned factors; (xvi) the risks and uncertainties pertaining to the Company’s business, including those set forth in the Company’s most recent Annual Report on Form 10-K and the Company’s subsequent Quarterly Reports on Form 10-Q, as such risk factors may be amended, supplemented or superseded from time to time by other reports filed or furnished by the Company with the SEC; and (xvii) the risks and uncertainties that will be described in the proxy statement available from the sources indicated above. These risks, as well as other risks associated with the Merger, will be more fully discussed in the proxy statement. While the list of factors presented here is, and the list of factors to be presented in the proxy statement will be, considered representative, no such list should be considered a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material impact on the Company’s financial condition, results of operations, credit rating or liquidity. These forward-looking statements speak only as of the date they are made, and the Company does not undertake to and specifically disclaims any obligation to publicly release the results of any updates or revisions to these forward-looking statements that may be made to reflect future events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

Important Additional Information and Where to Find It

In connection with the proposed Merger, the Company will file with the SEC a proxy statement, the definitive version of which will be sent or provided to the Company’s stockholders. The Company may also file other documents with the SEC regarding the proposed Merger. This document is not a substitute for the proxy statement or any other document which the Company may file with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER AND RELATED MATTERS. Investors and security holders may obtain free copies of the proxy statement (when it is available) and other documents that are filed or will be filed with the SEC by the Company through the website maintained by the SEC at www.sec.gov, the Company’s website at www.catalent.com or by contacting the Company’s Investor Relations Team at:

Catalent, Inc., Investor Relations

14 Schoolhouse Road

Somerset, NJ 08873

investors@catalent.com

+1 732 537 6325

Participants in the Solicitation

The Company and certain of its directors, executive officers and other employees may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed Merger. Additional information regarding the identity of the participants, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with the SEC in connection with the proposed Merger (if and when they become available). Information relating to the foregoing can also be found in the Company’s proxy statement for its 2023 annual meeting of stockholders, which was filed with the SEC on December 15, 2023 (the “Annual Meeting Proxy Statement”). To the extent holdings of securities by potential participants (or the identity of such participants) have changed since the information printed in the Annual Meeting Proxy Statement, such information has been or will be reflected on the Company’s Statements of Change in Ownership on Forms 3 and 4 filed with the SEC. You may obtain free copies of these documents using the sources indicated above.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CATALENT, INC.

Date: February 5, 2024	By:	/s/ Joseph A. Ferraro
		Name:	Joseph A. Ferraro
		Title:	Senior Vice President, General Counsel, Chief Compliance Officer & Secretary